                                                                    Exhibit 23.1


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 3, 2000, in the Registration Statement (Form S-1) and related Prospectus of Axcelis Technologies, Inc. dated May 4, 2000 for the registration of shares of its common stock.


Cleveland, Ohio
May 3, 2000                                                /s/ Ernst & Young LLP